Exhibit 10.32

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked ‘[***]’ and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

MASTER MERCHANDISE SALVAGE CONTRACT

This Master Merchandise Salvage Contract (“Master Contract”) is made on May 13, 2011 (“Effective Date”), by and between Wal-Mart Stores, Inc., a Delaware corporation, having its principal office at 702 SW 8th St., Bontonville, AR 72716 and (hereinafter referred to as “Wal-Mart”), and Jacobs Trading, LLC, a Minnesota limited liability company, having its principal office at 8090 Excelsior Blvd., Hopkins, MN 55343 (hereinafter referred to as “Contractor”). “Party” or “Parties” shall mean, individually, Wal-Mart or Contractor as the context requires and, collectively, Wal-Mart and Contractor.

RECITALS

WHEREAS, Wal-Mart and its subsidiaries and affiliates as part of their respective retail business operations own, operate and conduct business through numerous distribution centers and retail units, (collectively, the “Facilities”) throughout the United States;

WHEREAS, consumer products are received and shipped to and from these Facilities in the normal course of business;

WHEREAS, Wal-Mart regularly has need to liquidate or salvage quantities of consumer products that have been removed from the sales stream of its retail operations (the “Merchandise”) and sent to its Return Center(s);

WHEREAS, Wal-Mart desires to liquidate and salvage this Merchandise and from time to time make such Merchandise available for purchase by Contractor; and

WHEREAS, Contractor desires to purchase such Merchandise.

NOW, THEREFORE, In consideration of their mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wal-Mart and Contractor agree as follows.

1.                                       Agreement to Sell Merchandise.  This Master Contract sets forth the general terms and conditions of the business relationship between Wal-Mart and Contractor. Wal-Mart agrees to sell Merchandise to Contractor as described in the form set forth in Exhibit A, Scope of Salvaged Merchandise. The Parties may execute one or more Exhibit A(s), each of which will be a separate Scope of Salvaged Merchandise. Upon the Parties executing and delivering a Scope of Salvaged Merchandise, such Scope of Salvaged Merchandise shall be incorporated herein and be deemed to part of this Master Contract. All Merchandise offered for sale to Contractor pursuant to this Master Contract shall be covered by and subject to the terms of this Master Contract; any conflict in the terms of a Scope of Salvaged Merchandise with the terms of this Master Contract set forth herein shall be resolved in favor of the terms of that Scope of Salvaged Merchandise.

2.                                       Prices; Payment.  The price to be paid by Contractor for any Merchandise purchased pursuant to this Master Contract is listed on the respective Exhibit A, Scope of Salvaged Merchandise and incorporated by reference into this Master Contract. Promptly following Contractor taking possession of the Merchandise upon the pick up or shipment of the trailer, but in no event later than seven (7) calendar days after taking such possession and receiving the appropriate Wal-Mart shipping and invoicing documentation in substantially the form attached as Exhibit C, Load Summary Sheet or as the Parties otherwise agree, Contractor shall pay Wal-Mart in full for Merchandise, by wire transfer or other method acceptable to Wal-Mart.

3.                                       Tender; Pick Up by Contractor; Level of Service.  As the parties may agree, Contractor shall provide and maintain an adequate number of trailers at each Return Center onto which Wal-Mart will load the Merchandise. If trailers are not available when needed by a Return Center, the Contractor agrees that it will provide any trailers requested by a Return Center within twenty-four (24) hours of notification by Wal-Mart. Wal-Mart will use commercially reasonable efforts to maximize the physical load capacity of each trailer. Wal-Mart shall notify Contractor by email/telephone/fax when any trailer(s) are loaded and available for transport. Contractor agrees that it will pick up and transport trailer(s) within forty-eight (48) hours of such notice (“Level of Service”). Wal-Mart shall tender the Merchandise to Contractor at the Return Center(s), at which time Contractor shall take and accept possession of the Merchandise. [***]. [***]. [***].

4.                                       Title and Risk of Loss.   Unless otherwise agreed to by the Parties on an Exhibit A, Scope of Salvaged Merchandise, title and risk of loss with respect to the Merchandise shall pass to Contractor upon transfer of possession of such Merchandise to Contractor at the Facility.

5.                                       As-Is, Where-Is, With All Faults.   Contractor understands and acknowledges that Merchandise is being sold on a liquidation or salvage basis by Wal-Mart, and therefore, such Merchandise will be damaged, defective, impaired and/or expired to varying degrees affecting marketing, sale, distribution and disposal. Accordingly, Contractor’s purchases of Merchandise pursuant to this Master Contract is on an “As-Is, Where-Is, With All Faults” basis. WAL-MART MAKES NO WARRANTIES AND SPECIFICALLY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE MERCHANDISE OR ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NO IMPLIED WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE IS GIVEN BY WAL-MART OR SHALL ARISE BY OR IN CONNECTION WITH THIS MASTER CONTRACT AND/OR WAL-MART AND/OR CONTRACTOR’S CONDUCT IN RELATION THERETO OR TO EACH OTHER AND IN NO EVENT SHALL WAL-MART BE LIABLE ON ANY SUCH WARRANTY WITH RESPECT TO ANY MERCHANDISE. CONTRACTOR ACCEPTS ALL MERCHANDISE IN ACCORDANCE WITH THIS MASTER CONTRACT ON AN “AS IS, WHERE IS, WITH ALL FAULTS” BASIS. Contractor further acknowledges and agrees that the warranties and/or guaranties of any supplier that provided the Merchandise shall not transfer with the Merchandise. Notwithstanding the above, Wal-Mart warrants that its has good title to the Merchandise, free of liens and encumbrances.

6.                                       Restriction on Disposition of Merchandise.   (a) Contractor shall not transport, store, market, sell, distribute or dispose of any Merchandise in any country in violation of U.S. law or anywhere in violation of local, state or federal law. It is the sole responsibility of Contractor to adhere to all state and federal requirements for transport and storage of the Merchandise and further marketing, sale, distribution and disposal of the Merchandise.

(b)   Contractor shall not sell, lease or otherwise transfer, market, distribute or dispose of any of the Merchandise, unless Contractor first demanufactures such Merchandise, including any Merchandise to be sold outside of the United States. For purposes of this Master Contract, “demanufacture” means, In accordance Wal-Mart’s specifications, either (a) to remove all of the identifying marks, including, but not limited to, manufacturer’s or retailer’s names, logos, serial numbers, UPC numbers, RA numbers, and other identifying marks (including but not limited to tags, labels, price stickers, bar codes, or other carton or packaging markings) from the packaging, or (b) to clearly and conspicuously mark the packaging so that it is readily apparent and obvious that the Merchandise has been through a salvage process. Contractor agrees to further demanufacture the Merchandise by making a vertical mark through the bar code of the Merchandise. The failure of Contractor to demanufacture any of the Merchandise shall be considered a material breach and default by Contractor of this Master Contract and grounds for termination of this Master Contract by Wal-Mart pursuant to section 8 below.

(c)   With regard to electronic Merchandise purchased under this Master Contract, Contractor shall not sell, lease or otherwise transfer, market, distribute or dispose of electronic Merchandise without first reformatting or otherwise totally crasing any personal data stored in the memory of the electronic device based on the Department of Defense (DOD) regulation 5220-22.M, paragraph 8-306. The failure of Contractor to erase or otherwise remove electronic Merchandise of any and all date, personal or otherwise, stored thereon shall be considered a material breach of this Master Contract and grounds for immediate termination of this Master Contract by Wal-Mart.

7.                                       Restriction on Advertising.    Unless otherwise required by law or by order of the court, Contractor shall not under any circumstances (i) identify Wal-Mart or any of its affiliates or divisions as the source of the Merchandise; (ii) advertise or market the Merchandise using any name relating to Wal-Mart or any of its divisions or affiliates, including but not limited to Sam’s Club, or any of its or their private labels, in any manner; (iii) make reference to Wal-Mart or any of its affiliates or divisions in any signing or advertising; (iv) make reference to a membership warehouse as the source of the Merchandise; or (v) advertise or market the Merchandise using any name related to Wal-Mart’s suppliers.

8.                                       Term: Termination.      The term of this Master Contract shall commence on the Effective Data stated above and shall continue for a period of five (5) years from the Effective Date (the “Term), subject to termination pursuant to subsection 8(a) or (b) below. Absent any affirmative action by the parties, at the end of the Term, this Master Contract shall continue on a month to month basis until terminated by either Party in accordance with this Master Contract.

(a)                                  For Cause.  Either Party may terminate one or more Scopes of Salvaged Merchandise or the Master Contract immediately upon default by the other Party (the “Defaulting Party”). Events of default by the Defaulting Party shall include, but not be limited to:

(1)                                  Failure by the Defaulting Party to pay any undisputed amount within five (5) days of written notice of the late payment by the Non-Defaulting Party;

(2)                                  The filing by the Defaulting Party or its parent company of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief or proceedings under any bankruptcy act, insolvency law or any law for the relief of debtors, or the filing by a third party of any involuntary proceedings under any bankruptcy act, insolvency law which is not dismissed within 30 days (collectively “Insolvency Default”);

(3)                                  The Defaulting Party or its parent company makes an assignment for the benefit of its creditors;

(4)                                  The Defaulting Party or its parent company institutes proceedings for the appointment or application of a receiver for a majority of its assets or substantial part of its business;

(5)                                  A material breach or failure by the Defaulting Party of its respective obligations, covenants, duties, representations or warranties under any Scope of Salvaged Merchandise or this Master Contract, which either (i) is not cured in a timely manner pursuant to subsection 8(b) below, (ii) cannot be cured, or (iii) is not subject to being cured hereunder, including clauses (1), (2), (3) or (4) above or pursuant to section 3 regarding the failure by Contractor to pick up trailers or pursuant to section 6 (c) regarding the failure by Contractor to handle electronic Merchandise as specified. Upon any material breach or failure by Contractor under any Scope of Salvaged Merchandise or this Master Contract, Wal-Mart may (i) immediately terminate one or more of the Scopes of Salvaged Merchandise and/or this Master Contract, in whole or in part (including, without limitation, one or more Scopes of Salvaged Merchandise), upon written notice to Contractor and/or (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such breach or failure by Contractor.

(b)                                 Notice and Opportunity to Cure.   Upon written notice of default under clause (5) of subsection 8(a) above (but excluding sub-clauses (ii) and (iii) of such clause (5)), the Defaulting Party shall have thirty (30) days after receipt of such notice to cure such default; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if the Defaulting Party has been proceeding promptly to cure such default and prosecute such cure with due diligence, the time for curing such default shall be extended for a reasonable period of time as may be necessary to complete such cure. Any default pursuant to clauses (1), (2), (3) or (4) shall not be subject to cure. The Non-Defaulting Party at its option may waive any event of default in writing. Upon the failure by the Defaulting Party to timely cure any such default after notice thereof, the Non-Defaulting Party may

(i) take such action as it determines, in its sole discretion, to be necessary to correct the default, (ii) terminate one or more Scopes of Salvaged Merchandise or this Master Contract, as amended herein, and/or (iii) pursue any legal remedies it may have under applicable law or principles of equity relating to such breach.

(e)                                  Effect of Termination. A termination of this Master Contract in its entirety shall, automatically and without further notice, be deemed a termination of all outstanding Scopes of Salvaged Merchandise hereunder, Subject to section 12, termination of one or more Scopes of Salvaged Merchandise or this Master Contract is without prejudice to any other rights or remedies of the Parties and is without liability for any loss or damage occasioned by the termination. Termination of one or more Scopes of Salvaged Merchandise or this Master Contract does not release either party from any liability which, at the time of termination, has already accrued to the other Party, or which may accrue as a result of any act or omission prior to termination or from any obligation which is expressly stated to survive the termination.

9.                                       No Exclusives; No Guaranty of Volumes: No Reliance on Oral Representations or Promises. Except as otherwise agreed to by the Parties on a particular Exhibit A, Scope of Salvaged Merchandise, Contractor acknowledges and agrees that the offer of Merchandise by Wal-Mart is on a non-exclusive basis. Contractor further acknowledges and agrees that Wal-Mart is not guaranteeing a minimum quantity or a continuous flow of Merchandise to Contractor. Except as may be agreed to by the Parties on a particular Exhibit A, Scope of Salvaged Merchandise, this Master Contract does not create any exclusive right in favor of Contractor, or any obligation on the part of Wal-Mart to make available to Contractor any particular Merchandise or volume of Merchandise, or any obligation on the part of Contractor to purchase any particular Merchandise or volume of Merchandise.  Any expenditures, Investments, or commitments made by Contractor in reliance on any present or future business from Wal-Mart pursuant to this Master Contract, any Scope of Salvaged Merchandise or otherwise are done at Contractor’s own risk and without any obligation whatsoever from Wal-Mart.

10.                                 Insurance.   Contractor shall keep in force and effect at all times during this Master Contract, with a company or companies acceptable to Wal-Mart, the following minimum insurance coverages:

(a)                                  Workers’ Compensation and Employers’ Liability coverage as required by law;

(b)                                 Commercial General Liability coverage including Contractual Liability on an occurrence basis with minimum limits of $1,000,000 per occurrence and $2,000,000 aggregate; and

(c)                                  Business Automobile Liability coverage for all vehicles (including owned, non-owned, and hired vehicles) on an occurrence basis with combined single limit per occurrence of not less than $2,000,000.

Each policy listed in subsections b, and c. above shall name Wal-Mart Stores, Inc., its subsidiaries and its affiliates as additional insureds and contain a waiver of subrogation. Contractor shall provide at least thirty (30) days’ written notice prior to any cancellation of any policy of insurance maintained hereunder. Contractor’s insurance shall be primary, non-contributory, and not excess coverage. Contractor shall provide Wal-Mart with evidence satisfactory to Wal-Mart of the existence of insurance in compliance with the provisions of this Master Contract. Contractor shall also provide Wal-Mart with one or more certificates of insurance evidencing the coverages required by this Agreement upon the renewal of replacement of a required insurance policy in effect during the term of this Agreement and at any other time as Wal-Mart may request. The failure to comply with this Section 10 shall be considered a material breach.

11.                                 Indemnity.   Contractor shall at all times indemnity, defend and hold harmless Wal-Mart and any subsidiaries and affiliates, and its and their respective successors, assigns, transferees, officers, directors, agents and employees (“Indemnified Parties”) against and from any and all lawsuits, claims, actions, expenses (including reasonable attorney’s fees and costs), damages (including punitive, consequential and exemplary damages), losses, obligations, fines, penalties, corrective action costs, liabilities, and liens (including, without limitation, claims for personal injury (even if solely emotional in nature), death and damage to property) (“Claims”) arising out of or related to any Merchandise, this Master Contract or the acts or omissions of Contractor, its employees, agents, subcontractors or representatives, including without limitation (1) any acts, omissions, negligence or willful misconduct of Contractor, its employees, agents, representatives, suppliers or subcontractors in connection with the sale of the Merchandise, (2) any breach, violation or default by Contractor of this Master Contract or any Scope of Salvaged Merchandise, or (3) any lien, security interest, claim or encumbrance in favor of any person or entity by reason of having provided labor, materials or equipment relating to Contractor’s obligations under this Master Contract, except to the extent that such Claims arise solely out of the negligence or willful misconduct of the Indemnified Parties. The provisions of this Paragraph shall survive cancellation, termination, or expiration of this Agreement and until all matters are fully and finally barred by applicable law.

The Indemnified Parties shall notify Contractor of the assertion, filing or service of any Claim that is or may be covered by this indemnity; and Contractor shall Immediately take such action as may be necessary or appropriate to protect the interests of the Indemnified Parties. If Contractor unreasonably delays in its acceptance of the tender of defense and indemnity, Wal-Mart may engage counsel to defend its interest and Contractor agrees to pay for such fees and costs incurred. If the Indemnified Parties, in their reasonable discretion, shall determine that counsel selected by Contractor has not or cannot adequately represent the Indemnified Parties’ interests or appears unwilling or unable to do so, the Indemnified Parties may replace such counsel with other counsel of the Indemnified Parties’ own choosing. In such event, any and all fees and expenses of the Indemnified Parties’ new counsel, together with any and all expenses or costs incurred on account of the change of counsel, shall be paid or reimbursed by Contractor as part of its indemnity obligation hereunder. The Indemnified Parties shall at all times have the right to direct the defense of, and to accept or reject any offer to compromise or settle, any Claim asserted against the Indemnified Parties. Contractor’s indemnification obligations set forth in this Agreement (i) are independent of, and will not be limited by, each other or any insurance obligations in this Agreement (whether or not compiled with) or damages or benefits payable under workers’ compensation or other statutes, and (ii) are not diminished or limited in any way by any insurance carried in whole or in part by Wal-Mart, which shall in all cases function in excess of these indemnification obligations.

Further, Contractor agrees to execute a release related to the Merchandise attached hereto as Exhibit B.

The failure to comply with this Section 11 shall be considered a material breach.

12.                                 Limitation on Damages.  In no event shall Wal-Mart be liable for any incidental or consequential damages, including without limitation loss of profits or business or other consequential or indirect damages, even if Wal-Mart has been advised by Contractor of the possibility of such damages.

13.                                 Inspections and Audits.  Wal-Mart shall have the right, but not the obligation, to conduct inspections of Contractor’s business records and premises without notice. Contractor agrees to permit Wal-Mart and its employees or agents to conduct such scheduled or unannounced inspections of Contractor’s operations, provided however that Wal-Mart shall not be obligated to perform such inspections.

Contractor shall maintain records of Merchandise detailing Merchandise received, shipped, sold, damaged, inventory on hand, and any other information Wal-Mart deems appropriate relating to Contractor’s activities under this Master Contract, including but not limited to just and true books, records and accounts on its facility, showing the actual costs and expenses incurred by Contractor in connection with its services and the work to be performed hereunder. Wal-Mart shall have the right, but not the obligation, from time to time to review all such books, records and accounts of Contractor relating to purchases of Merchandise by Contractor pursuant to this Master Contract. Upon request, Contractor shall make any and all such records available to Wal-Mart and its auditors, attorneys or other representatives and shall otherwise cooperate fully with Wal-Mart and its representatives in connection with any such audits. Wal-Mart’s audit rights shall extend two years after termination of this Master Contract. The failure to reasonably comply with notice of a request to examine or audit books shall be considered a material breach. For purposes of this clause “reasonable” shall mean providing access to such books, records and accounts within twenty-four (24) hours of receipt of notice from Wal-Mart.

14.                                 Compliance with Laws.  Contractor shall comply with all federal, state, and local laws applicable to providing the Services and its obligations hereunder, including but not limited to, all applicable immigration laws, child labor laws, and any other applicable labor or employment law. Contractor shall obtain all necessary permits and licenses required by law to handle and sell the Merchandise and will keep same in effect throughout the pendency of this Agreement. In the event that Contractor is unable to sell the Merchandise, Contractor shall dispose of the Merchandise in compliance with all applicable federal, state and local laws and regulations, including but not limited to applicable environmental laws and regulations. The failure to comply with this Section 15 shall be considered a material breach.

15.           Independent Contractors. The relationship between the Parties is that of independent contractor business entities dealing with each other at arms’ length. It is understood and agreed to by the Parties hereto that nothing in this Master Contract shall be interpreted as forming a joint venture, partnership or association between the Parties. Neither Party has, and neither party shall seek to exercise, any control or any right of control over the employees of the other Party. Each Party shall be solely responsible for the hiring, firing, promotion, demotion, rates of pay, benefits and other terms and conditions of employment of its employees, and the other Party shall have no rights or obligations whatever in that regard.

16.           Reporting.             At the conclusion of each calendar quarter of the Master Contract, Contractor will provide to Wal-Mart a report specifying by each month of that quarter the total volume by per cent (%) of tonnage that has been processed to any waste stream. In the same manner, Contractor will also delineate the per cent (%) of tonnage by type of waste stream, i.e. solid, hazardous waste to energy or incineration, etc.

17.           Miscellaneous Terms and Conditions.

a.             Notices. All notices and other communications required or permitted under this Master Contract shall be in writing delivered by hand, prepaid commercial courier or certified mall, return receipt requested, postage prepaid, to the address of the other Party as printed above.

b.             Modification. No conditions, usage of trade, course of dealing or performance, understanding or agreement purporting to modify, vary the terms or conditions of this Master Contract shall be binding unless hereafter made in writing and signed by an authorized representative of each Party. This Master Contract may be amended or modified only by a writing signed by both Parties.

c.             No Assignment. Contractor may not factor, pledge or otherwise assign any of its rights or its payment obligations under this Master Contract without the express written consent of Wal-Mart prior to any such assignment. Any actual or attempted assignment, factoring, hypothecation or pledge by Contractor of this Master Contract shall be deemed a material breach. Any change in the direct or indirect ownership or control of more than fifty percent (50%) of the outstanding stock or ownership interests of Contractor during any twelve (12) consecutive calendar month period shall be deemed an assignment for purposes of this Agreement. Wal-Mart may assign this Master Contract to any subsidiary or affiliate entity. This Master Contract shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties hereto.

d.             Severability. If any provision of this Master Contract is determined to be invalid or unenforceable by any court of competent jurisdiction or any governmental authority, such provision will be treated as severable and shall neither invalidate nor render unenforceable any other provision of this Master Contract, whether similar or not. Upon such determination the invalid or unenforceable provision shall be modified or amended, if possible, in a manner to affect the intent of the Parties and accomplish the purpose of this Master Contract.

e.             Non-Waiver. No delay or failure to exercise any right under this Master Contract shall impair any such right or be construed to be a waiver thereof. No waiver shall be effective unless in writing signed by the Party waiving. A waiver of a right on one occasion shall not be deemed to be a waiver of such right on any other occasion.

f.              Force Majeure. Contractor and Wal-Mart shall be excused for the period of any delay in the performance of any obligations when prevented from so doing by causes beyond their control, including civil commotion, governmental regulations or controls (but excluding failures to comply with applicable law and labor disputes), fire or other casualty, inability to obtain any material or services or acts of God. If either Party relies on this clause as a reason for delay, they must notify the other Party in writing and provide an action plan intended to mitigate any occasioned delay.

g.             Governing Law; Jurisdiction; Venue,  This Master Contract shall be governed by and construed in accordance with the laws of the State of Arkansas, without regard to the internal law of Arkansas regarding conflicts of laws. The Parties mutually consent and submit to the jurisdiction of the federal and state courts of Arkansas, and agree that any action, salt or proceeding concerning this Master Contract shall be brought only in the federal or state courts of Arkansas. The Parties mutually acknowledge and agree that they will not raise, in connection with any such suit, action or proceeding brought in any federal or state court of Arkansas, any defense or objection based upon lack of personal jurisdiction, improper venue, inconvenience of forum. The Parties acknowledge that they have read and understand this clause and agree willingly to its terms.

h.             Counterparts. This Master Contract may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.

i.              Publicity. Contractor shall not use the name, logo, trademarks or trade names of  Wal-Mart in publicity releases, promotional material, customer lists, advertising, marketing or business-generating efforts, whether written or oral, without obtaining Wal-Mart’s prior written consent, which consent shall be given at Wal-Mark’s sole discretion.

j.              Confidentiality. The Parties recognize that, in the course of their dealings, each may come into possession of information relating to the business of the other which is not generally known in the industry, which reasonably or logically may be considered to be confidential or proprietary and which might reasonably be expected to do harm to the other if divulged (“Confidential Information”). The Parties agree that this Confidential Information will be used only for purposes of this Master Contract and that no such Confidential Information, Including without limitation the provisions of the Master Contract, will be disclosed by the Receiving Party, its agents or employees without the prior written consent of the other Disclosing Party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the Resolving Party, Confidential Information of a Disclosing Party shall no longer be subject to the foregoing restrictions if it is or becomes available to the public through no fault of the Receiving Party or the Receiving Party’s directors, officers, employees, agents, attorneys, accountants or representatives, or if it is otherwise known to the Receiving Party as shown by written records of the Receiving Party at the time or disclosure of the Confidential Information through the relationship between the Parties. In the event the Receiving Party is required by law, regulation, stock exchange requirement or legal process to disclose any of the Confidential Information, the Receiving Party agrees to (i) give Disclosing Party, to the extent possible, advance notice prior to disclosure so the Disclosing Party may contest the disclosure or seek a protective order, and (ii) limit the disclosure to minimum amount that is legally required to be disclosed. The provision of this Section 17 (i) will survive termination, for any reason, of this Master Contract. The failure to comply with this Section 17 (j) shall be considered a material breach.

k.             Total Aggregate Business. Wal-Mart may request at any time a statement from Contractor which specifies the percentage of its total revenues for any relevant time period from services provided to Wal-Mart or any of its subsidiaries.

l.              Survival of Provisions. The expiration or termination of this Master Contract or any Scope of Salvaged Merchandise shall not affect the provisions, and the rights and obligations set forth therein, which  either (i) by their terms state or evidence the intent of the Parties that the provisions survive the expiration or termination, or (ii) must survive to give effect to the provisions.

m.            Attorney’s Fees.  In the event of any action or proceeding brought by either Party against the other under this Agreement or any Scope of Work, the prevailing Party will be entitled to recover reasonable costs and expenses, including court costs and reasonable attorneys’ fees.

n.             Subcontractors. Contractor shall not subcontract or delegate to any person the right or obligation to perform any Services, without the prior written consent of Wal-Mart.

o.             Cross Default. If Contractor is in material breach of this Agreement or any Scope of Salvaged Merchandise, Contractor shall be deemed to be in material breach of any other contract that Contractor may have with Wal-Mart or any of its affiliates. If Contractor is in material breach of any other contract that it has with Wal-Mart or any of its affiliates, Contractor shall be deemed to be in material breach of this Agreement and all of the Scopes of Work then outstanding. In each case, Wal-Mart may pursue against Contractor any and all remedies that Wal-Mart has at law or in equity.

p.             Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be given and legal effect.

q.             Interpretation. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement. In the event and ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders.

r.              Further Assurances. Each Party agrees that it shall, from and after the date of this Agreement, execute and deliver such other documents and take such other actions as may  reasonably be requested to affect the transactions contemplated hereunder.

s.             Injunctive Relief. Unless otherwise specified in this Agreement, all rights, remedies and powers of a Party are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers given hereby or any laws now existing or hereafter enacted. Each Party acknowledges and agrees that if it breaches any obligations hereunder, the other Party may suffer immediate and irreparable harm for which monetary damages alone shall not be a sufficient remedy, and that in addition to all other remedies that the nonbreaching Party may have, the nonbreaching Party shall be entitled to seek injunctive relief, specific performance or any other form of relief in a court of competent jurisdiction, including, but not limited to, equitable relief, to remedy a breach or threatened breach hereof by the breaching Party and to enforce this Agreement, and the breaching Party hereby waives any and all defenses and objections it may have on grounds of  jurisdiction and venue, including, but not limited to, lack of personal jurisdiction and improper venue, and waives and requirement for the securing or posting of any bond in connection with such remedy.

t.              Authority No Third Party Beneficiaries. By signing this Master Contract, each signatory represents they have the actual authority to bind themselves. Except for the Indemnified Parties, no Third Party Beneficiaries are created by this Master Contract or any Scope of Salvaged Merchandise.

u.             Entire Agreement. This Master Contract constitutes the entire agreement between the Parties with respect to the subject matter of this Master Contract, and all prior and contemporaneous negotiations, agreements, course of dealings and understandings are hereby superseded, merged and integrated into this Master Contract. No oral statements, representations or prior written matter relating to the subject matter of this Master Contract shall give rise to any duties or covenants on the part of a Party, express or implied, other than the duties and covenants expressly set forth herein. Any representation of a Party’s employees or agents or any third party which is not incorporated in this Master Contract shall not be binding upon such Party and should be considered as unauthorized.

IN WITNESS WHEREOF, the Parties have executed this Master Contract on the date and year set forth below.

Wal-Mart Stores, Inc.		Contractor Jacobs Trading, LLC

By:	/s/ Tom Mars	By:	/s/ Howard Grodnick
Printed Name:	Tom Mars	Printed Name:	Howard Grodnick
Title:	EVP & CAO	Title:	President
Date:	5/27/11	Date:	MAY 13, 2011

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd., Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES
[***]	$[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise–Exclusive

Merchandise Description/Prices

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd., Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES
[***]	$[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the data and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

This scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th  St., Bentonville, AR 72716, and Jacobs trading, LLC, with offices at 8090 Excelsior Blvd., Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES
[***]	$[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd., Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES
[***]	$[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]
[***] – [***] $[***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd, Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES
[***]	[***]
[***] – [***]
[***] – [***]
[***] – [***]
[***] – [***]
[***] – [***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc, (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd, Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the price listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES ([***])
[***]	[***] / [***]
[***] – [***] / [***]
[***] – [***] / [***]
[***] – [***] / [***]
[***] – [***] / [***]
[***] – [***] / [***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Merchandise Description/Prices

Tallied Products

This Scope of Salvaged Merchandise (the “Scope”) is made this 13th day of May, 2011, (“Scope Effective Date”) by and between Wal-Mart Stores, Inc. (“Wal-Mart”), a Delaware corporation, with its principal place of business at 702 SW 8th St., Bentonville, AR 72716, and Jacobs Trading, LLC, with offices at 8090 Excelsior Blvd, Hopkins, MN 55343 (“Contractor”).

Wal-Mart and Contractor agree and contract as follows:

I.              This Scope of Salvaged Merchandise is subject to the terms of that certain Master Merchandise Salvage Contract dated May 13, 2011, between Wal-Mart and Contractor, which is incorporated by reference into and made a part of this Scope (the “Contract”).

II.            Term. Unless otherwise agreed to by the Parties, this Scope shall have a term of five (5) years and shall expire five (5) years from the Scope Effective Date.

III.           Exclusivity. Subject to the terms of the Contract and for the term of this Scope, Contractor shall have the exclusive right to purchase at the prices listed the Merchandise described below in Section IV.

IV.           Wal-Mart agrees to sell and Contractor agrees to purchase as follows:

MERCHANDISE DESCRIPTION	PRICES - See Attached Schedule 1
[***]
[***] – [***]
[***] – [***]
[***] – [***]
[***] – [***]
[***] – [***]

IN WITNESS WHEREOF, the Parties have executed this Scope on the date and year set forth below.

Contractor: Jacobs Trading, LLC		Wal-Mart Stores, Inc.
By:	/s/ Howard Grodnick	By:	/s/ Tom Mars
Printed Name:	Howard Grodnick	Printed Name:	Tom Mars
Title:	President	Title:	EVP & CAO
Date:	May 13, 2011	Date:	5/27/11
Wal-Mart Supplier No.:	[***]

Schedule 1 to Exhibit A

To

Master Merchandise Salvage Contract

Scope of Salvaged Merchandise - Exclusive

Tallied Liquidation

Description	Cost
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]
[***]	$[***]
[***]	$[***]

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]

Description	Cost
[***]
[***]	$[***]

[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

Exhibit B

Release

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Jacobs Trading, LLC (“Releasor”) does hereby forever release, relinquish, and discharge Wal-Mart Stores, Inc., its subsidiaries, and affiliates (collectively, “Wal-Mart”), and its and their respective officers, directors, partners, stockholders, members, managers, employees, successors, and assigns from any and all claims, demands, damages, actions, proceedings, causes of action, and or suits relating to or arising out of any business dealing between Wal-Mart and Releasor related to the purchase of salvaged merchandise from Wal-Mart and/or the Master Merchandise Salvage Contract dated May 13, 2011, by and between Wal-Mart and Releasor, except that Releasor shall be entitled to pursue any and all available remedies at law or in equity arising out of Wal-Mart’s breach of its obligations to (1) provide good title to the Merchandise, (2) comply with Sections 8, Term; Termination and 17 j., Confidentiality, (3) and provide exclusively as to the availability of the Merchandise as agreed to in one or more Scopes of Salvaged Merchandise.

This release shall be binding upon and inure to the benefit of the Parties, their successors and assigns.

Signed this 13th day of May, 2011.

Jacobs Trading, LLC (“Releasor”)

By:	/s/ Howard Grodnick
Printed Name:	Howard Grodnick
Title:	President

Exhibit C

To

Master Merchandise Salvage Contract

Load Summary Sheet

PO #
Edit Link
RC #
Liquidator Name
Ship Date
Shipment Type
Carrier Name
Trailer Number
# of Pallets
Case Count
Units
Weight (lbs)
Liquidation BOL #
Bill of Lading #
Retail Value
Liquidator Charge

Walmart Confidential